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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): June 5, 2002


                              VERADO HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)





                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

           0-24953                                    33-0521976
   (Commission File Number)                (I.R.S. Employer Identification No.)

       6080 Greenwood Plaza Blvd.
       Greenwood Village, Colorado                      80111
(Address of Principal Executive Offices)              (Zip Code)

                                 (303) 874-8010
              (Registrant's Telephone Number, Including Area Code)

                         FIRSTWORLD COMMUNICATIONS INC.
                            8390 E. Crescent Parkway
                                    Suite 300
                        Greenwood Village, Colorado 80111

                         (Former Name or Former Address)

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Item 9.  Regulation FD Disclosure.

                  As previously reported, on February 15, 2002, Verado Holdings, Inc. (the "Company") and its controlled subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Court") (Case Nos. 02-10510 (PJW) through 02-10519
(PJW)). The Company and its subsidiaries remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

                  The Debtors filed with the Court their required consolidated Monthly Operating Report for the months of February 2002, March 2002 and April 2002 in a form prescribed by the office of the United States Trustee of the Department of Justice for the District of Delaware. The Monthly Operating Report is for the Debtors only, it is not consistent with the consolidated financial statements that the Company has filed under the Securities Exchange of 1934, as amended, ("Exchange Act"). Exhibit 99.1 to this Current Report on Form 8-K contains the text of the Monthly Operating Report required to be filed with the Court. This Current Report (including the Exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                  The Company's informational filings with the Court, including the Monthly Operating Report, are available to the public at the office of the Clerk of the Bankruptcy Court, 824 Market Street, 5th Floor, Wilmington, Delaware 19801. The Monthly Operating Report may be available electronically, for a fee, through the Court's Internet world wide web site, whose address is www.deb.uscourts.gov.

                  The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, and it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of any of the Debtors, or any other affiliate of the Company. The Monthly Operating Report was not audited or reviewed by independent accountants, is in a format prescribed by the applicable bankruptcy laws and is subject to future adjustment and reconciliation. Accordingly, the Company believes the substance and format do not allow meaningful comparison with the Company's regular publicly-disclosed consolidated financial statements. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Exchange Act.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 5, 2002
                            VERADO HOLDINGS, INC.


                            By: /s/ Steven D. Butler
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                                Steven D. Butler
                                President, Chief Operating Officer
                                and Chief Financial Officer
















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                                  EXHIBIT INDEX

Exhibit No.                              Description
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99.1              Monthly Operating Statement filed with United States
                  Bankruptcy Court - District of Delaware.



















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